                                                                                                          EXHIBIT 10

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                         ----------------------------------
                                                 MATERIAL CONTRACTS

       The  following  documents  of  Navistar  International  Corporation  and  its  affiliate  Navistar  Financial
Corporation are incorporated herein by reference.

        *10.1  Navistar  International  Corporation  1984 Stock Option Plan.  Filed as Exhibit A to Proxy  Statement
               dated February 6, 1984.  Commission File No. 1-5236.

         10.2  Pooling and Servicing  Agreement dated as of June 8, 1995, among Navistar Financial  Corporation,  as
               Servicer,  Navistar Financial Securities  Corporation,  as Seller, The Chase Manhattan Bank (survivor in the merger  between  The Chase  Manhattan  Bank and  Chemical  Bank which was the  survivor in the merger between Chemical Bank and  Manufacturers  Hanover Trust Company),  as 1990 Trust Trustee,  and
               The Bank of New York, as Master Trust Trustee.  Filed on Registration No. 33-87374.

         10.3  Series  1995-1  Supplement  to the Pooling and Servicing  Agreement  dated as of June 8, 1995,  among
               Navistar Financial Corporation,  as Servicer,  Navistar Financial Securities Corporation,  as Seller,
               and The Bank of New York,  as  Master  Trust  Trustee  on behalf  of the  Series  1995-1  Certificate holders.  Filed on Registration No. 33-87374.

        *10.4  Navistar 1988 Non-Employee  Director Stock Option Plan amended as of March 20, 1996. Filed as Exhibit
               10.19 to Form 10-K dated December 22, 1997.  Commission File No. 1-9618.

        *10.5  Form of Executive  Severance  Agreement which is executed with all executive  officers dated June 16,
               1997.  Filed as Exhibit 10.5 to Form 10-Q dated September 12, 1997.  Commission File No. 1-9618.

        *10.6  Executive  Severance  Agreement  between J.R.  Horne and the company  dated June 16,  1997.  Filed as
               Exhibit 10.35 to Form 10-Q dated March 11, 2002.  Commission File No. 1-9618.

         10.7  Series  1998-1  Supplement to the Pooling and Servicing  Agreement  dated as of July 17, 1997,  among
               Navistar Financial Corporation,  as Servicer,  Navistar Financial Securities Corporation,  as Seller,
               and  the  Bank  of  New  York,   as  Master   Trust   Trustee   on  behalf  of  the   Series   1998-1
               Certificateholders.  Filed on Registration No. 333-30737.

         10.8  Series 1997-1  Supplement to the Pooling and Servicing  Agreement dated as of August 19, 1997,  among
               Navistar Financial Corporation,  as Servicer,  Navistar Financial Securities Corporation,  as Seller,
               and  the  Bank  of  New  York,   as  Master   Trust   Trustee   on  behalf  of  the   Series   1997-1
               Certificateholders.  Filed on Registration No. 333-30737.

        *10.9  Navistar  International  Corporation  1998 Interim  Stock Plan.  Filed as Exhibit  10.21 to Form 10-Q
               dated  June 12, 1998.  Commission File No. 1-9618.

                                                        E-6
                                                                                              EXHIBIT 10 (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                         ----------------------------------
                                                 MATERIAL CONTRACTS

        10.10  Indenture dated as of June 3, 1999,  between  Navistar  Financial  1999-A Owner Trust and The Bank of
               New York,  as Indenture  Trustee,  with respect to Navistar  Financial  1999-A Owner Trust.  Filed on
               Registration No. 333-62445.

        10.11  Receivable  Purchase  Agreement  dated as of November 12, 1999,  between  Navistar  Financial  Retail
               Receivables  Corporation,  as Seller,  Navistar Financial Corporation,  as Servicer, and Falcon Asset
               Securitization Corporation and International  Securitization  Corporation, as investors, and Bank One
               NA as agent and as Securities  Intermediary,  with respect to Navistar Financial 1999-B  Multi-seller
               Asset-backed Commercial Paper Conduit. Filed on Registration No. 333-62445.

        10.12  Certificate  Purchase Agreement dated as of January 28, 2000,  between Navistar Financial  Securities
               Corporation, as seller, Navistar Financial Corporation, as Servicer,  Receivable Capital Corporation,
               as the Conduit Purchaser,  Bank of America,  National  Association,  as administrative  Agent for the
               Purchasers,  and Bank of America,  National  Association,  as a Committed Purchaser filed on Form 8-K dated February 24, 2000.  Commission File No. 333-30737.

        10.13  Indenture dated as of March 9, 2000,  between  Navistar  Financial 2000-A Owner Trust and The Bank of
               New York,  as Indenture  Trustee,  with respect to Navistar  Financial  2000-A Owner Trust.  Filed on
               Registration No. 333-62445.

        10.14  Series  2000-1  Supplement to the Pooling and Servicing  Agreement  dated as of July 13, 2000,  among
               Navistar Financial Corporation,  as Servicer,  Navistar Financial Securities Corporation,  as Seller,
               and the Bank of New York,  as  Master  Trust  Trustee  on behalf  of the  Series  2000-1  Certificate holders.  Filed on Registration No. 333-32960.

        10.15  Servicing  Agreement  dated as of October  16,  2000,  between  Navistar  Financial  Corporation,  as
               Servicer,  and Navistar Leasing  Corporation,  Harco Leasing Company,  Inc., Truck Retail  Instalment
               Paper  Corp.,  The Bank of New York as  Collateral  Agent,  and Bank  One  National  Association,  as
               Portfolio Trustee.  Filed as Exhibit 10.01 to Navistar Financial  Corporation's Form 10-Q dated March
               15, 2001.  Commission File No. 1-4146-1.

        10.16  Indenture  Agreement dated as of October 16, 2000,  between Truck Retail  Instalment  Paper Corp., as
               Issuer,  and The Bank of New  York,  as  Indenture  Trustee.  Filed  as  Exhibit  10.03  to  Navistar
               Financial Corporation's Form 10-Q dated March 15, 2001.  Commission File No. 1-4146-1.

        10.17  Series 2000-1  Supplement dated as of October 16, 2000, to the Indenture also dated October 16, 2000, between  Truck Retail  Instalment  Paper  Corp.,  as Issuer,  and The Bank of New York,  as Indenture
               Trustee.  Filed as Exhibit  10.04 to  Navistar  Financial  Corporation's  Form 10-Q  dated  March 15,
               2001.  Commission File No. 1-4146-1.

                                                        E-7
                                                                                              EXHIBIT 10 (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                         ----------------------------------
                                                 MATERIAL CONTRACTS

        10.18  Indenture dated as of November 1, 2000,  between  Navistar  Financial 2000-B Owner Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar  Financial 2000-B Owner Trust. Filed on
               Registration No. 333-62445.

        10.19  Receivable  Purchase  Agreement  dated as of December 21, 2000,  between  Navistar  Financial  Retail
               Receivables Corporation,  as Seller, Navistar Financial Corporation, as Servicer, Thunder Bay Funding
               Inc.,  as  company,  and Royal Bank of Canada as agent,  with  respect to Navistar  Financial  2000-C
               Multi-seller Asset-backed Commercial Paper Conduit.  Filed on Registration No. 333-62449.

        10.20  Indenture dated as of April 27, 2001,  between Navistar  Financial 2001-A Owner Trust and The Bank of
               New York,  as Indenture  Trustee,  with respect to Navistar  Financial  2001-A Owner Trust.  Filed on
               Registration No. 033-50291.

        10.21  Supplement  No. 1, dated as of July 24, 2001, to Indenture  agreement  dated October 16, 2000,  among
               Truck  Retail  Instalment  Paper Corp.  and The Bank of New York,  filed on Form 8-K dated  August 6,
               2001.  Commission File No. 1-4146-1.

       *10.22  Form of Executive  Severance  Agreement  Amendment  which is executed  with all  executive  officers.
               Filed as Exhibit 10.30 to Form 10-Q dated September 13, 2001.  Commission File No. 1-9618.

        10.23  Indenture dated as of November 1, 2001,  between  Navistar  Financial 2001-B Owner Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar  Financial 2001-B Owner Trust. Filed on
               Registration No. 033-50291.

       *10.24  Navistar  1994  Performance  Incentive  Plan,  as amended.  Filed as Exhibit 10.31 to Form 10-Q dated
               March 11, 2002.  Commission File No. 1-9618.

       *10.25  Navistar 1998  Supplemental  Stock Plan, as amended and supplemented by the Restoration  Stock Option
               Program.  Filed as Exhibit 10.32 to Form 10-Q dated March 11, 2002.  Commission File No. 1-9618.

       *10.26  Board of Directors resolution  regarding  director's annual retainer.  Filed as Exhibit 10.33 to Form
               10-Q dated March 11, 2002.  Commission File No. 1-9618.

       *10.27  Navistar Non-Employee Director's Deferred Fee Plan.  Filed as Exhibit 10.34 to Form 10-Q
               dated March 11, 2002.  Commission File No. 1-9618.

        10.28  Navistar 1998  Non-Employee  Director  Stock Option Plan,  as amended.  Filed as Exhibit 10.1 to Form
               S-8 dated April 23, 2002.  Registration No. 333-86754.

                                                        E-8
                                                                                              EXHIBIT 10 (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                         ----------------------------------
                                                 MATERIAL CONTRACTS

        10.29  Indenture dated as of April 30, 2002,  between Navistar  Financial 2002-A Owner Trust and The Bank of
               New York,  as Indenture  Trustee,  with respect to Navistar  Financial  2002-A Owner Trust.  Filed on
               Registration Nos. 333-62445 and 333-67112.

        10.30  Supplement  No. 2, dated as of July 31, 2002, to Indenture  agreement  dated October 16, 2000,  among
               Truck Retail  Instalment  Paper Corp. and The Bank of New York,  filed on Form 8-K dated November 27,
               2002.  Commission File No. 1-4146-1.

       *10.31  Employment  Agreement  between Navistar  International  Corporation,  International  Truck and Engine
               Corporation  and John R.  Horne.  Filed as  Exhibit  10.39 to Form 10-Q  dated  September  13,  2002.
               Commission File No. 1-9618.

       *10.32  Employment  Agreement  between Navistar  International  Corporation,  International  Truck and Engine
               Corporation  and Robert C.  Lannert.  Filed as Exhibit  10.40 to Form 10-Q dated  September 13, 2002.
               Commission File No. 1-9618.

        10.33  Indenture dated as of November 19, 2002,  between Navistar  Financial 2002-B Owner Trust and The Bank of New York, as Indenture  Trustee,  with respect to Navistar  Financial 2002-B Owner Trust. Filed on
               Registration No. 333-67112.

The following documents of Navistar International Corporation are filed herewith.

                                                                                                  Form 10-K Page
       *10.34  Amended and Restated Stock Ownership Program.                                           E-10

=================
*    Indicates a management contract or compensatory plan or arrangement  required to be filed as an exhibit to this report pursuant to Item 14(c).

                                                        E-9